EXHIBITB 99.1

GEE GROUP INC. ANNOUNCES COOPERATION AGREEMENT WITH STAR EQUITY FUND

Reiterates Commitment to Strengthen Corporate Governance

Agrees to Board Declassification

Jacksonville, Florida / ACCESS Newswire / August 21, 2026 / GEE Group Inc. (NYSE American: JOB) together with its subsidiaries (collectively referred to as the “Company”, “GEE Group”, “our”, or “we”), a provider of professional staffing services and human resource solutions, today announced that the Company has entered into a cooperation agreement (the “Agreement”) with Star Equity Fund, LP (collectively with its affiliates, “Star Equity Fund”).

Under the terms of the Agreement, the Company and its Board of Directors (the “Board”) will declassify the Board, which will lead to a majority of the Board being declassified at the Company’s 2027 Annual Meeting of Shareholders, and the Board being fully declassified at the Company’s 2028 Annual Meeting of Shareholders. This initiative is reflective of the Company’s long-standing commitment to strengthen corporate governance and constructive engagement with shareholders.

In addition, Star Equity Fund has withdrawn its director nominee for election and its business proposal to remove two of GEE Group’s directors at the Company’s 2026 Annual Meeting of Shareholders and agreed to certain customary standstill provisions and voting commitments.

“We appreciate the constructive dialogue with Mr. Eberwein and Star Equity Fund and are pleased to have reached this agreement,” said Derek E. Dewan, Chairman of the Board and Chief Executive Officer of GEE Group. “The actions announced today emphasize the Company’s commitment to regular and productive shareholder engagement. We look forward to continuing to execute our strategic priorities, strengthening our business and delivering long-term value for all shareholders.”

Jeff Eberwein, manager of Star Equity Fund, added that “Following the most recent constructive discussions with the Company, we are pleased to have worked collaboratively with their Board of Directors. We look forward to supporting the Company as it continues to execute its strategic plan to unlock shareholder value.”

The complete Cooperation Agreement will be filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) as an exhibit to a Current Report on Form 8-K.

About GEE Group

GEE Group Inc. is a provider of specialized staffing solutions and is the successor to employment offices doing business since 1893. The Company provides professional staffing services and solutions in information technology, engineering, finance and accounting specialties through the names of Access Data Consulting, Agile Resources, Omni-One, GEE Group Columbus, Hornet Staffing and Paladin Consulting. Also, in the healthcare sector, GEE Group, through its Scribe Solutions brand, staffs medical scribes who assist physicians in emergency departments of hospitals and in medical practices by providing required documentation for patient care in connection with electronic medical records (EMR). The Company provides contract and direct hire professional staffing services through the following SNI brands: Accounting Now®, SNI Technology®, Legal Now®, SNI Financial®, Staffing Now®, SNI Energy®, and SNI Certes.

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About Star Equity Fund

Star Equity Fund, LP is an investment fund wholly owned by Star Equity Holdings, Inc. Star Equity Fund seeks to unlock shareholder value and improve corporate governance at its portfolio companies. Star Equity Holdings, Inc. is a diversified holding company that seeks to build long‑term shareholder value by acquiring, managing, and growing businesses with strong fundamentals and market opportunities. Its current structure comprises four segments: Building Solutions, Business Services, Energy Services, and Investments. For more information visit www.starequity.com.

Forward-looking Statements Safe Harbor

This press release contains statements relating to possible future events and/or the Company’s future results (including results of business operations, certain projections, future financial condition, pro forma financial information, and business trends and prospects) that are “forward‑looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995 and are subject to the “safe harbor” created by those sections. The statements made in this press release that are not historical facts are forward-looking statements that are predictive in nature and depend upon or refer to future events. These forward-looking statements include, without limitation, expected shareholder benefits. Such forward-looking statements often contain, or are prefaced by, words such as “will”, “may,” “plans,” “expects,” “anticipates,” “projects,” “predicts,” “pro forma,” “estimates,” “aims,” “believes,” “hopes,” “potential,” “intends,” “suggests,” “appears,” “seeks,” or variations of such words or similar words and expressions of future tense. Forward-looking statements are not guarantees of future performance, are based on certain assumptions, and are subject to various known risks and uncertainties, many of which are beyond the Company’s control, and cannot be predicted or quantified and, consequently, as a result of a number of factors, the Company’s actual results could differ materially from those expressed or implied by such forward-looking statements. The international pandemic, the “Novel Coronavirus” (“COVID-19”), negatively impacted and disrupted the Company’s business operations and had a significant negative impact on the global economy and employment in general, resulting in, among other things, a lack of demand for the Company’s services. This was exacerbated by government and client directed “quarantines,” “remote working,” “shut-downs” and “social distancing.” Some of these outcomes or by-products of the pandemic have persisted in one form or another since and there is no assurance that conditions will ever fully return to their former pre-pandemic status quo. These and certain other factors that might cause the Company’s actual results to differ materially from those in the forward‑looking statements include, without limitation: (i) the loss, default or bankruptcy of one or more customers; (ii) changes in general, regional, national or international economic conditions; (iii) an act of war or terrorism, industrial accidents, or cyber security breach that disrupts business; (iv) changes in the law and regulations; (v) the effect of liabilities and other claims asserted against the Company including the failure to repay indebtedness or comply with lender covenants including the lack of liquidity to support business operations and the inability to refinance debt, failure to obtain necessary financing or the inability to access the capital markets and/or obtain alternative sources of capital; (vi) changes in the size and nature of the Company’s competition; (vii) the loss of one or more key executives; (viii) increased credit risk from customers; (ix) the Company’s failure to grow internally or by acquisition or the failure to successfully integrate acquisitions; (x) the Company’s failure to improve operating margins and realize cost efficiencies and economies of scale; (xi) the Company’s failure to attract, hire and retain quality recruiters, account managers and salesmen; (xii) the Company’s failure to recruit qualified candidates to place at customers for contract or full-time hire; (xiii) the adverse impact of geopolitical events, government mandates, natural disasters or health crises, force majeure occurrences, future global pandemics such as COVID-19 or other harmful viral or non-viral rapidly spreading diseases and such other factors as set forth under the heading “Forward-Looking Statements” in the Company’s annual reports on Form 10-K, its quarterly reports on Form 10-Q and in the Company’s other filings with the SEC. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the SEC. Investors and security holders are urged to read these documents free of charge on the SEC’s web site at http://www.sec.gov. The Company is under no obligation to (and expressly disclaims any such obligation to) and does not intend to publicly update, revise, or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Contact:

GEE Group Inc.

Kim Thorpe

630.954.0400

invest@genp.com

SOURCE: GEE Group Inc.

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